                                    DELAWARE
                                   INVESTMENTS
                              Philadelphia * London


                        Delaware Diversified Growth Fund
                      (Formerly Capital Appreciation Fund)



                               Institutional Class


                                   Prospectus

                                December 17, 1999


                             Growth of Capital Fund

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy of this prospectus, and any representation to the contrary is a criminal offense.






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Table of contents


Fund profile                                         page
Delaware Diversified Growth Fund

How we manage the Fund                               page
Our investment strategies The securities we typically invest in The risks of investing in the Fund

Who manages the Fund                                 page
Investment manager
Portfolio managers
Fund administration (Who's who)

About your account                                   page
Investing in the Fund
      How to buy shares
      How to redeem shares
      Account minimum
      Exchanges

Dividends, distributions and taxes

Certain management considerations

Financial highlights                                 page

Glossary                                             page

Profile: Delaware Diversified Growth Fund

What are the Fund's goals?

Delaware Diversified Growth Fund seeks capital appreciation. Although the Fund will strive to meet its goals, there is no assurance that it will.

What are the Fund's main investment strategies?
We invest primarily in common stocks of large-sized companies. We look for companies that we believe have growth potential that significantly exceeds the average anticipated growth rate of companies in the S&P 500, a commonly quoted stock index. We generally consider large-sized companies to be companies that have at least $3 billion in market capitalization, though we may invest in companies with a smaller market capitalization.

In evaluating companies, we use a two-fold approach. First, we rank a broad universe of companies using what is known as a quantitative model. We then do additional qualitative research on the companies that appear most promising. A quantitative approach generally utilizes a computer program to evaluate a large number of stocks based on a variety of pre-selected characteristics for the stocks. We combine that with additional hands-on research that might evaluate such factors as the quality of the company's management, new product lines, the outlook for the industry and competitive pressures they might be facing. We seek to identify companies that are highly ranked by our quantitative screening and also look promising from a qualitative perspective.

What are the main risks of investing in the Fund?

Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The value of your investment in the Fund will increase and decrease according to changes in the value of the securities in the Fund's portfolio. This Fund will be affected by declines in stock prices, which can be caused by a decline in the stock market or poor performance from specific companies that can result from negative earnings reports or dividend reductions. For a more complete discussion of risk, please turn to page 9.


An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

Who should invest in the Fund
o        Investors with long-term financial goals.
o        Investors seeking an investment primarily in common stocks.
o Investors seeking exposure to the capital appreciation opportunities of large-sized companies.

Who should not invest in the Fund
o        Investors with short-term financial goals.
o        Investors whose primary goal is current income.
o Investors who are unwilling to accept share prices that may fluctuate, sometimes significantly, over the short term.

You should keep in mind that an investment in the Fund is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Fund with your financial adviser to determine whether it is an appropriate choice for you.


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How has the Fund performed?


This bar chart and table can help you evaluate the potential risks of investing in the Fund. We show how returns for the Fund's Institutional Class have varied over the past two calendar years, as well as the average annual returns of these shares for the past year and lifetime period. The Fund's past performance is not necessarily an indication of how it will perform in the future. The returns reflect voluntary expense caps. The returns would be lower without the voluntary caps.


[bar chart]

Year-by-year total return (Institutional Class)


-------------- ----------
1997           1998
-------------- ----------

17.53%         10.10%

-------------- ----------


The Fund`s Institutional Class had a calendar year-to-date return of 0.88% as of September 30, 1999. During the periods illustrated in this bar chart, the Class' highest quarterly return was 14.51% for the quarter ended December 31, 1998 and its lowest quarterly return was 11.95% for the quarter ended September 30, 1998.


                              Average annual returns for periods ending 12/31/98
---------------------------------------------------------------
                         Institutional   S&P 500 Composite
                         Class           Stock Index
---------------------------------------------------------------

---------------------------------------------------------------
1 year                   10.10%          28.60%
---------------------------------------------------------------
Lifetime (inception
(12/2/96)                12.39%          28.36%
---------------------------------------------------------------

The Fund's returns above are compared to the performance of the S&P 500 Composite Stock Index. You should remember that unlike the Fund, the Index is unmanaged and doesn't include the costs of operating a mutual fund, such as the costs of buying, selling and holding the securities.

What are the Fund's fees and expenses?

You do not pay sales charges directly from your investments when you buy or sell shares of the Institutional Class.


-------------------------------------------------------------- ------------
Maximum sales charge (load) imposed on
Purchases as a percentage of offering price                    none
-------------------------------------------------------------- ------------
Maximum contingent deferred sales charge (load)
as a percentage of original purchase price or
redemption price, whichever is lower                           none
-------------------------------------------------------------- ------------
Maximum sales charge (load) imposed on
Reinvested dividends                                           none
-------------------------------------------------------------- ------------
Redemption fees                                                none
-------------------------------------------------------------- ------------
Exchange Fees(1)                                               none
-------------------------------------------------------------- ------------

Annual fund operating expenses are deducted from the Fund's assets.

-------------------------------------------------------- -----------
Management fees                                          0.65%
-------------------------------------------------------- -----------
Distribution and service (12b-1) fees                    none
-------------------------------------------------------- -----------

Other expenses                                            0.27%

-------------------------------------------------------- -----------

Total operating expenses(2)                               0.92%

-------------------------------------------------------- -----------

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds with similar investment objectives. We show the cumulative amount of Fund expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown. (3)This is an example only, and does not represent future expenses, which may be greater or less than those shown here.

 ------------ -----------

 1 year       $94

 ------------ -----------

 3 years      $293

 ------------ -----------

(1) Exchanges are subject to the requirements of each fund in the Delaware Investments family. A front-end sales charge may apply if you exchange your shares into a fund that has a front-end sales charge.


(2) The investment manager has agreed to waive fees and pay expenses through May 31, 2000, in order to prevent total operating expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses and 12b-1 fees) from exceeding 0.75% of average daily net assets. The following table shows the Fund's expenses including the investment manager's voluntary expense cap.

     --------------------------------------------------------------------------
      Fund operating expenses including voluntary expense caps in effect until
                                  May 31, 2000

     ------------------------------------------------------------ -------------
     Management fees                                              0.48%
     ------------------------------------------------------------ -------------
     Distribution and service (12b-1) fees                        None
     ------------------------------------------------------------ -------------
     Other expenses                                               0.27%
     ------------------------------------------------------------ -------------
     Total operating expenses                                     0.75%
     ------------------------------------------------------------ -------------


(3) The Fund's actual rate of return may be greater or less than the hypothetical 5% return we use here. Also, this example assumes that the Fund's total operating expenses remain unchanged in each of the periods we show. This example does not reflect the voluntary expense cap described in footnote (3).

How we manage the Fund

Our investment strategies


We evaluate individual companies and analyze economic and market conditions, seeking to identify the securities that we believe are the best investments for the Fund. Following is a description of how the portfolio manager pursues the Fund's investment goals.


We take a disciplined approach to investing, combining investment strategies and risk management techniques that can help shareholders meet their goals.


For Delaware Diversified Growth Fund, we strive to identify stocks of large-sized companies that appear to have greater growth potential than the average of the companies in the S&P 500. We typically evaluate a company in relation to the overall stock market as represented by the S&P 500.

In striving to identify such companies, we combine two distinct investment strategies. We first conduct a quantitative analysis and then a qualitative analysis. Our quantitative analysis uses a computer program to rank a broad universe of companies based on a number of pre-determined factors including:

      o  higher expected earnings growth;
      o  improving earning estimates; or
      o  stronger balance sheet.

These characteristics are generally considered growth characteristics and suggest that the company could experience capital appreciation because it may grow faster than the overall market. Our computer program also compares each individual company against others in its industry. To do this, we evaluate other characteristics such as a lower price to earnings ratio, and lower price to cashflow. These are considered "value" characteristics which suggest that the company is undervalued relative to similar companies and could experience price appreciation if that value is recognized.

This quantitative computer analysis creates a ranking of all companies in our universe. This ranking attempts to identify mispriced securities in relation to their underlying business fundamentals based on the criteria we set.

We then move on to the second phase of our analysis--qualitative assessment. We conduct hands on research to evaluate other aspects of a company including the quality of management, the outlook for its industry, new product lines and competitive pressures. In making the final selection of companies for Delaware Diversified Growth Fund we rely on the findings of both our quantitative and qualitative analysis; however, we weight the portfolio more towards securities that are highly ranked by our quantitative model.

Delaware Diversified Growth Fund's investment objective - to seek capital appreciation - is non-fundamental. This means that the Board of Trustees may change the objective without obtaining shareholder approval. If the objective were changed, we would notify shareholders before the change in the objective became effective.

The securities we typically invest in

Stocks generally offer investors the potential for capital appreciation, and may pay dividends as well.


------------------------------------------------------------- ----------------------------------------------------------------------

                    Securities                                                           How we use them


------------------------------------------------------------- ----------------------------------------------------------------------
Common stocks: Securities that represent shares of            Generally, we invest 85% to 100% of net assets in common stock.
ownership in a corporation. Stockholders participate in the   We will generally invest in companies of at least $3 billion in
corporation's profits and losses, proportionate to the        market capitalization, but may also invest in smaller companies.
number of shares they own.
------------------------------------------------------------- ----------------------------------------------------------------------
Foreign Stocks and Depositary Receipts: Foreign stocks are    We may invest up to 20% of the Fund's net assets in foreign
those issued by a company that is located in a foreign        companies directly or indirectly through American, Global or
country, has the majority of its assets in a foreign          European Depositary Receipts. We would typically hold Depositary
company or generates the majority of its operating income     Receipts when we believe they offer greater appreciation potential
in a foreign country. Depositary receipts are issued by a     than U.S. securities. Investing directly in international securities
U.S. or foreign bank holdings of a stated number of           is not typically a significant component of our strategy.
and represent the bank's shares of a foreign corporation.
A Depositary Receipt entitles the holder to all dividends
and capital gains earned by the underlying foreign shares.
ADRs are bought and sold the same as U.S. securities.
------------------------------------------------------------- ----------------------------------------------------------------------

Repurchase agreements: An agreement between a buyer, such     Typically, we use repurchase agreements as a short-term investment
as the Fund, and a seller of securities in which the seller   for the Fund's cash position. In order to enter into these
agrees to buy the securities back within a specified time     repurchase agreements, the Fund must have collateral of at least
at the same price the buyer paid for them, plus an amount     102% of the repurchase price. The Fund will only enter into
equal to an agreed upon interest rate. Repurchase             repurchase agreements in which the collateral is comprised of U.S.
agreements are often viewed as equivalent to cash.            government securities.

------------------------------------------------------------- ----------------------------------------------------------------------
Restricted securities: Privately placed securities whose      We may invest in privately placed securities that are eligible for
resale is restricted under securities law.                    resale only among certain institutional buyers without registration, including Rule 144A Securities.
------------------------------------------------------------- ----------------------------------------------------------------------
Options and Futures: Options represent a right to buy or      If we have stocks that have unrealized gains because of past
sell a security or a group of securities at an agreed upon    appreciation, we may want to protect those gains when we anticipate
price at a future date. The purchaser of an option may or     adverse conditions. We might use options or futures to neutralize
may not choose to go through with the transaction.            the effect of any price declines, without selling the security. We may also use options and futures to quickly invest excess cash so
Futures contracts are agreements for the purchase or sale     that the portfolio is generally fully invested.
of a security or a group of securities at a specified
price, on a specified date. Unlike an option, a futures
contract must be executed unless it is sold before the        Use of these strategies can increase the operating costs of the Fund
settlement date.                                              and can lead to loss of principal.

Options and futures are generally considered to be derivative securities.

------------------------------------------------------------- ----------------------------------------------------------------------

Illiquid securities: Securities that do not have a ready      We may invest up to 15% of net assets in illiquid securities.
market, and cannot be easily sold within seven days at
approximately the price that a fund has valued them.

------------------------------------------------------------- ----------------------------------------------------------------------

The Fund may also invest in other securities, including preferred stock, real estate investment trusts, warrants and either equity or debt securities that are convertible into stocks. Please see the Statement of Additional Information for additional descriptions on these securities as well as those listed in the table above. You can find additional information about the investments in the Fund's portfolio in the annual or semi-annual shareholder report.


Lending securities
The Fund may lend up to 25% of its assets to qualified dealers and institutional investors for their use in security transactions.

Purchasing securities on a when-issued or delayed delivery basis

The Fund may buy or sell securities on a when-issued or delayed delivery basis; that is, paying for securities before delivery or taking delivery at a later date. The Fund will designate cash or securities in amounts sufficient to cover its obligations, and will value the designated assets daily.


Borrowing from banks
The Fund may borrow money as a temporary measure for extraordinary purposes or to facilitate redemptions. Borrowing money could result in the Fund being unable to meet its investment objective.

Temporary defensive positions
In response to unfavorable market conditions, the Fund may make temporary investments in bonds, cash or cash equivalents. These investments may not be consistent with the Fund's investment objective.

Portfolio turnover
We anticipate that the Fund's annual portfolio turnover may be greater than 100%. A turnover rate of 100% would occur if the Fund sold and replaced securities valued at 100% of its net assets within one year. High turnover can result in increased transaction costs and tax liability for the Fund.

The risks of investing in the Fund

Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. Before you invest in the Fund you should carefully evaluate the risks. An investment in the Fund typically provides the best results when held for a number of years. The following are the chief risks you assume when investing in the Fund. Please see the Statement of Additional Information for further discussion of these risks and other risks not discussed here.



------------------------------------------------- --------------------------------------------------------------------
                     Risks                                           How we strive to manage them
------------------------------------------------- --------------------------------------------------------------------
------------------------------------------------- --------------------------------------------------------------------
Market risk is the risk that all or a majority    We maintain a long-term investment approach and focus on stocks we
of the securities in a certain market -- like     believe can appreciate over an extended time frame regardless of
the stock or bond market -- will decline in       interim market fluctuations. We do not try to predict overall
value because of factors such as economic stock   market movements and though we may hold securities for any
conditions, future expectations or investor       amount of time, we typically do not trade for short-term purposes.
confidence.
                                                  We may hold a substantial part of the Fund's assets in cash or securities that are considered equivalent to cash as a temporary, defensive strategy.

------------------------------------------------- --------------------------------------------------------------------
Industry and security risk is the risk that the   We limit the amount of the Fund's assets invested in any one
value of securities in a particular industry or   industry and in any individual security. We also follow a rigorous
the value of an individual stock or bond will     selection process before choosing securities and continuously
decline because of changing expectations for      monitor them while they remain in the portfolio.
the performance of that industry or for the
individual company issuing the stock.
------------------------------------------------- --------------------------------------------------------------------

Futures and options risk is the possibility       We will not use futures and options for speculative reasons. We
that a fund may experience a loss if it           may use options and futures to protect gains in the portfolio
employs an options or futures strategy related    without actually selling a security. We may also use options and
to a security or a market index and that          futures to quickly invest excess cash so that the portfolio is
security or index moves in the opposite           generally fully invested.
direction from what the manager anticipated.
Futures and options also involve additional
expenses, which could reduce any benefit or
increase any loss that a fund gains from
using the strategy.


------------------------------------------------- --------------------------------------------------------------------
Foreign risk is the risk that foreign             Investing in foreign securities is not a significant part of our
securities may be adversely affected by           strategy. We may not invest more than 20% of net assets in direct
political instability, changes in currency        and indirect holdings of foreign securities.
exchange rates, foreign economic conditions or
inadequate regulatory and accounting standards.
------------------------------------------------- --------------------------------------------------------------------

Liquidity risk is the possibility that            We limit exposure to illiquid securities.
securities cannot be readily sold within seven
days at approximately the price that a
fund has valued them.

------------------------------------------------- --------------------------------------------------------------------

Who manages the Fund

Investment manager

The Fund is managed by Delaware Management Company, a series of Delaware Management Business Trust which is an indirect, wholly owned subsidiary of Delaware Management Holdings, Inc. Delaware Management Company makes investment decisions for the Fund, manages the Fund's business affairs and provides daily administrative services. For these services, the manager was paid 0.48% as a percentage of average daily net assets for the last fiscal year, after giving effect to voluntary waivers by the manager.

Portfolio managers

J. Paul Dokas, Vice President/Senior Portfolio Manager, is primarily responsible for making investment decisions for the Fund. He is responsible for producing quantitative research used to develop new global investment services, refine existing services, and make asset-allocation decisions. He joined Delaware Investments in 1997. He previously was director of trust investment management at Bell Atlantic Corporation. He earned a bachelors degree at Loyola College in Baltimore and an MBA degree at the University of Maryland. He is a chartered financial analyst. In making investment decisions for the Fund, Mr. Dokas is assisted by Robert E. Ginsberg.


Robert E. Ginsberg, Assistant Vice President/Equity Analyst, graduated magna cum laude from the Wharton School of Business at the University of Pennsylvania with a degree in Economics with a concentration in Finance. Prior to joining Delaware Investments in September of 1997, he was a Consultant at Andersen Consulting working primarily with financial services companies. At Delaware Investments, Mr. Ginsberg handles diverse analytical responsibilities involving large capitalization stocks. He is a CFA Level III candidate.

Who's who?

This shows the various organizations involved with managing, administering, and servicing the Delaware Investments funds.



                                Board of Trustees

Investment manager                                            The Fund          Custodian
Delaware Management Company                                                     The Chase Manhattan Bank
One Commerce Square                                                             4 Chase Metrotech Center
Philadelphia, PA 19103                                                          Brooklyn, NY 11245



Portfolio managers                  Distributor                                 Service agent
(see page 10 for details)           Delaware Distributors, L.P.                 Delaware Service Company, Inc.
                                    1818 Market Street                          1818 Market Street
                                    Philadelphia, PA 19103                      Philadelphia, PA 19103


                                  Shareholders

Board of Trustees A mutual fund is governed by a Board of Trustees which has oversight responsibility for the management of the fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the fund. At least 40% of the Board of Trustees must be independent of the fund's investment manager and distributor. These independent fund trustees, in particular, are advocates for shareholder interests.

Investment manager An investment manager is a company responsible for selecting portfolio investments consistent with the objective and policies stated in the mutual fund's prospectus. The investment manager places portfolio orders with broker/dealers and is responsible for obtaining the best overall execution of those orders. A written contract between a mutual fund and its investment manager specifies the services the manager performs. Most management contracts provide for the manager to receive an annual fee based on a percentage of the fund's average daily net assets. The manager is subject to numerous legal restrictions, especially regarding transactions between itself and the funds it advises.

Portfolio managers Portfolio managers are employed by the investment manager to make investment decisions for individual portfolios on a day-to-day basis.

Custodian Mutual funds are legally required to protect their portfolio securities and most funds place them with a qualified bank custodian who segregates fund securities from other bank assets.


Distributor Most mutual funds continuously offer new shares to the public through distributors who are regulated as broker-dealers and are subject to NASD Regulation, Inc. (NASD) rules governing mutual fund sales practices.


Service agent Mutual fund companies employ service agents (sometimes called transfer agents) to maintain records of shareholder accounts, calculate and disburse dividends and capital gains and prepare and mail shareholder statements and tax information, among other functions. Many service agents also provide customer service to shareholders.

Shareholders Like shareholders of other companies, mutual fund shareholders have specific voting rights, including the right to elect trustees. Material changes in the terms of a fund's management contract must be approved by a shareholder vote, and funds seeking to change fundamental investment objectives or policies must also seek shareholder approval.

About your account

Investing in the Fund
Institutional Class shares are available for purchase only by the following:

o retirement plans introduced by persons not associated with brokers or dealers that are primarily engaged in the retail securities business and rollover individual retirement accounts from such plans;

o tax-exempt employee benefit plans of the manager or its affiliates and securities dealer firms with a selling agreement with the distributor;

o institutional advisory accounts of the manager, or its affiliates and those having client relationships with Delaware Investment Advisers, an affiliate of the manager, or its affiliates and their corporate sponsors, as well as subsidiaries and related employee benefit plans and rollover individual retirement accounts from such institutional advisory accounts;

o a bank, trust company and similar financial institution investing for its own account or for the account of its trust customers for whom such financial institution is exercising investment discretion in purchasing shares of the Class, except where the investment is part of a program that requires payment to the financial institution of a Rule 12b-1 Plan fee; and

o registered investment advisers investing on behalf of clients that consist solely of institutions and high net-worth individuals having at least $1,000,000 entrusted to the adviser for investment purposes, but only if the adviser is not affiliated or associated with a broker or dealer and derives compensation for its services exclusively from its clients for such advisory services.

How to buy shares


By mail
Complete an investment slip and mail it with your check, made payable to the fund and class of shares you wish to purchase, to Delaware Investments, 1818 Market Street, Philadelphia, PA 19103-3682. If you are making an initial purchase by mail, you must include a completed investment application (or an appropriate retirement plan application if you are opening a retirement account) with your check.


By wire

Ask your bank to wire the amount you want to invest to First Union Bank, ABA #031201467, Bank Account number 2014128934013. Include your account number and the name of the fund in which you want to invest. If you are making an initial purchase by wire, you must call us at 800.510.4015 so we can assign you an account number.



By exchange

You can exchange all or part of your investment in one or more funds in the Delaware Investments family for shares of other funds in the family. Please keep in mind, however, that you may not exchange your shares for Class B or Class C shares. To open an account by exchange, call your Client Services Representative at 800.510.4015.



Through your financial adviser
Your financial adviser can handle all the details of purchasing shares, including opening an account. Your adviser may charge a separate fee for this service.

The price you pay for shares will depend on when we receive your purchase order. If we or an authorized agent receive your order before the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time) on a business day, you will pay that day's closing share price which is based on a Fund's net asset value. If we receive your order after the close of regular trading, you will pay the next business day's price. A business day is any day that the New York Stock Exchange is open for business. We reserve the right to reject any purchase order.

We determine the Fund's net asset value (NAV) per share at the close of regular trading of the New York Stock Exchange each business day that the Exchange is open. We calculate this value by adding the market value of all the securities and assets in each Fund's portfolio, deducting all liabilities, and dividing the resulting number by the number of shares outstanding. The result is the net asset value per share. We price securities and other assets for which market quotations are available at their market value. We price fixed-income securities on the basis of valuations provided to us by an independent pricing service that uses methods approved by the Board of Trustees. Any fixed-income securities that have a maturity of less than 60 days we price at amortized cost. For all other securities, we use methods approved by the Board of Trustees that are designed to price securities at their fair market value.

How to redeem shares



By mail

You can redeem your shares (sell them back to the fund) by mail by writing to:
Delaware Investments, 1818 Market Street, Philadelphia, PA 19103-3682. All owners of the account must sign the request, and for redemptions of more than $50,000, you must include a signature guarantee for each owner. You can also fax your written request to 215.255.8864. Signature guarantees are also required when redemption proceeds are going to an address other than the address of record on an account.




By telephone
You can redeem up to $50,000 of your shares by telephone. You may have the proceeds sent to you by check, or, if you redeem at least $1,000 of shares, you may have the proceeds sent directly to your bank by wire. Bank information must be on file before you request a wire redemption.



By wire
You can redeem $1,000 or more of your shares and have the proceeds deposited directly to your bank account the next business day after we receive your request. Bank information must be on file before you request a wire redemption.



Through your financial adviser
Your financial adviser can handle all the details of redeeming your shares. Your adviser may charge a separate fee for this service.

If you hold your shares in certificates, you must submit the certificates with your request to sell the shares. We recommend that you send your certificates by certified mail.


When you send us a properly completed request to redeem or exchange shares before the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time), you will receive the net asset value as determined on the business day we receive your request. You may have to pay taxes on the proceeds from your sale of shares. We will send you a check, normally the next business day, but no later than seven days after we receive your request to sell your shares. If you purchased your shares by check, we will wait until your check has cleared, which can take up to 15 days, before we send your redemption proceeds.

Account minimum
If you redeem shares and your account balance falls below $250, your Fund may redeem your account after 60 days' written notice to you.


Exchanges
You can exchange all or part of your shares for shares of the same class in another Delaware Investments fund. If you exchange shares to a fund that has a sales charge you will pay any applicable sales charges on your new shares. You don't pay sales charges on shares that are acquired through the reinvestment of dividends. You may have to pay taxes on your exchange. When you exchange shares, you are purchasing shares in another fund so you should be sure to get a copy of the fund's prospectus and read it carefully before buying shares through an exchange. You may not exchange your shares for Class B and Class C shares of the funds in the Delaware Investments family.


Dividends, distributions and taxes

Dividends and capital gains, if any, are paid annually. We automatically reinvest all dividends and any capital gains.


Tax laws are subject to change, so we urge you to consult your tax adviser about your particular tax situation and how it might be affected by current tax law. The tax status of your dividends from the Fund is the same whether you reinvest your dividends or receive them in cash. Distributions from the Fund's long-term capital gains are taxable as capital gains, while distributions from short-term capital gains and net investment income are generally taxable as ordinary income. Any capital gains may be taxable at different rates depending on the length of time the Fund held the assets. In addition, you may be subject to state and local taxes on distributions.

We will send you a statement each year by January 31 detailing the amount and nature of all dividends and capital gains that you were paid for the prior year.

Certain management considerations

Year 2000

As with other mutual funds, financial and business organizations and individuals around the world, the Fund could be adversely affected if the computer systems used by its service providers do not properly process and calculate date-related information from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." The Fund is taking steps to obtain satisfactory assurances that its major service providers are taking steps reasonably designed to address the Year 2000 Problem on the computer systems that the service providers use. There can be no assurance that these steps will be sufficient to avoid any adverse impact on the business of the Fund. The Year 2000 Problem may also adversely affect the issuers of securities in which the Fund invests. The portfolio managers and investment professionals of the Fund consider Year 2000 compliance (including, but not limited to, any or all of the following: impact on business, cost of compliance plan review and contingency planning, and vendor compliance) in the securities selection and investment process. However, there can be no guarantee that, even with their due diligence efforts, they will be able to predict the effect of Year 2000 on any company or the performance of its securities.

Investments by fund of funds
The Fund accepts investments from the series portfolios of Delaware Group Foundation Funds, a fund of funds. From time to time, the Fund may experience large investments or redemptions due to allocations or rebalancings by Foundation Funds. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. For example, the Fund may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could also have tax consequences if sales of securities result in gains, and could also increase transaction costs or portfolio turnover. The manager will monitor transactions by Foundation Funds and will attempt to minimize any adverse effects on both the Fund and Foundation Funds as a result of these transactions.

Financial highlights
The financial highlights table is intended to help you understand the Fund's financial performance. All "per share" information reflects financial results for a single Fund share. This information has been audited by Ernst & Young LLP, whose report, along with the Fund's financial statements, is included in the Fund's annual report, which is available upon request by calling 800.523.1918.


------------------------------------------------------------------------------- ----------------------------------------
Delaware Diversified Growth Fund                                                          Institutional Class

------------------------------------------------------------------------------- ----------------------------------------
                                                                                                                 Period
                                                                                  Year Ended   Year Ended      12/2/96(1)
                                                                                        9/30         9/30       through
                                                                                        1999         1998       9/30/97
------------------------------------------------------------------------------- ------------- ------------ -------------

------------------------------------------------------------------------------- ------------- ------------ -------------

Net asset value, beginning of period                                                 $8.990       $10.160        $8.500
------------------------------------------------------------------------------- ------------- ------------ -------------

------------------------------------------------------------------------------- ------------- ------------ -------------
Income (loss) from investment operations:
------------------------------------------------------------------------------- ------------- ------------ -------------
Net investment income                                                                 0.036(2)      0.082(2)       0.067
------------------------------------------------------------------------------- ------------- ------------ -------------
Net realized and unrealized gain (loss) on investments                                1.354       (0.755)         1.601
------------------------------------------------------------------------------- ------------- ------------ -------------
Total from investment operations                                                      1.390       (0.673)         1.668
------------------------------------------------------------------------------- ------------- ------------ -------------

------------------------------------------------------------------------------- ------------- ------------ -------------
Less dividends and distributions:
------------------------------------------------------------------------------- ------------- ------------ -------------
Dividends from net investment income                                                (0.080)       (0.076)       (0.008)
------------------------------------------------------------------------------- ------------- ------------ -------------
Distributions from net realized gain on investments                                     ---       (0.421)           ---
------------------------------------------------------------------------------- ------------- ------------ -------------
Total dividends and distributions                                                   (0.080)       (0.497)       (0.008)
------------------------------------------------------------------------------- ------------- ------------ -------------

------------------------------------------------------------------------------- ------------- ------------ -------------
Net asset value, end of period                                                      $10.300        $8.990       $10.160
------------------------------------------------------------------------------- ------------- ------------ -------------

------------------------------------------------------------------------------- ------------- ------------ -------------
Total return(3)                                                                      15.52%       (6.91%)        19.64%
------------------------------------------------------------------------------- ------------- ------------ -------------

------------------------------------------------------------------------------- ------------- ------------ -------------
Ratios and supplemental data:
------------------------------------------------------------------------------- ------------- ------------ -------------
Net assets, end of period (000 omitted)                                             $10,886        $2,227        $2,393
------------------------------------------------------------------------------- ------------- ------------ -------------
Ratio of expenses to average net assets                                               0.75%         0.75%         0.75%
------------------------------------------------------------------------------- ------------- ------------ -------------
Ratio of expenses to average net assets prior to expense limitation and
expenses paid indirectly                                                              0.98%         1.98%         1.40%
------------------------------------------------------------------------------- ------------- ------------ -------------
Ratio of net investment income to average net assets                                  0.36%         0.83%         0.91%
------------------------------------------------------------------------------- ------------- ------------ -------------
Ratio of net investment income (loss) to average net assets prior to expense
limitation and expenses paid indirectly                                               0.13%        (0.40%)        0.27%
------------------------------------------------------------------------------- ------------- ------------ -------------
Portfolio turnover                                                                     120%          163%           84%
------------------------------------------------------------------------------- ------------- ------------ -------------



(1) Date of initial public offering; ratios have been annualized and total return has not been annualized.
(2)  Computed based on the average shares outstanding method.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and an expense waiver by the manager.

How to read the financial highlights

Net investment income (loss)
Net investment income (loss) includes dividend and interest income earned from a fund's investments; it is after expenses have been deducted.

Net realized and unrealized gain (loss) on investments
A realized gain occurs when we sell an investment at a profit, while a realized loss occurs when we sell an investment at a loss. When an investment increases or decreases in value but we do not sell it, we record an unrealized gain or loss. The amount of realized gain per share that we pay to shareholders is listed under "Less distributions-Distributions from net realized gain on investments."

Net asset value (NAV)
This is the value of a mutual fund share, calculated by dividing the net assets by the number of shares outstanding.

Total return
This represents the rate that an investor would have earned or lost on an investment in a fund. In calculating this figure for the financial highlights table, we include applicable fee waivers and assume the shareholder has reinvested all dividends and realized gains.

Net assets
Net assets represent the total value of all the assets in a fund's portfolio, less any liabilities, that are attributable to that class of a fund.

Ratio of expenses to average net assets
The expense ratio is the percentage of net assets that a fund pays annually for operating expenses and management fees. These expenses include accounting and administration expenses, services for shareholders, and similar expenses.

Ratio of net investment income (loss) to average net assets
We determine this ratio by dividing net investment income by average net assets.

Portfolio turnover rate
This figure tells you the amount of trading activity in a fund's portfolio. For example, a fund with a 50% turnover rate has bought and sold half of the value of its total investment portfolio during the stated period.

Glossary

How to use this glossary


The glossary includes definitions of investment terms used throughout the Prospectus. If you would like to know the meaning of an investment term that is not explained in the text please check the glossary.


Amortized cost
Amortized cost is a method used to value a fixed-income security that starts with the face value of the security and then adds or subtracts from that value depending on whether the purchase price was greater or less than the value of the security at maturity. The amount greater or less than the par value is divided equally over the time remaining until maturity.

Capital
The amount of money you invest.

Capital appreciation
An increase in the value of an investment.

Capital gains distributions
Payments to mutual fund shareholders of profits (realized gains) from the sale of a fund's portfolio securities. Usually paid once a year; may be either short-term gains or long-term gains.

Commission
The fee an investor pays to a financial adviser for investment advice and help in buying or selling mutual funds, stocks, bonds or other securities.

Compounding
Earnings on an investment's previous earnings.

Consumer Price Index (CPI)
Measurement of U.S. inflation; represents the price of a basket of commonly purchased goods.

Cost basis
The original purchase price of an investment, used in determining capital gains and losses.

Currency exchange rates
The price at which one country's currency can be converted into another's. This exchange rate varies almost daily according to a wide range of political, economic and other factors.

Depreciation
A decline in an investment's value.

Diversification
The process of spreading investments among a number of different securities, asset classes or investment styles to reduce the risks of investing.

Dividend distribution
Payments to mutual fund shareholders of dividends passed along from the fund's portfolio of securities.

Expense ratio
A mutual fund's total operating expenses, expressed as a percentage of its total net assets. Operating expenses are the costs of running a mutual fund, including management fees, offices, staff, equipment and expenses related to maintaining the fund's portfolio of securities and distributing its shares. They are paid from the fund's assets before any earnings are distributed to shareholders.

Inflation
The increase in the cost of goods and services over time. U.S. inflation is frequently measured by changes in the Consumer Price Index (CPI).

Investment goal
The objective, such as long-term capital growth or high current income, that a mutual fund pursues.

Management fee
The amount paid by a mutual fund to the investment adviser for management services, expressed as an annual percentage of the fund's average daily net assets.

Market capitalization
The value of a corporation determined by multiplying the current market price of a share of common stock by the number of shares held by shareholders. A corporation with one million shares outstanding and the market price per share of $10 has a market capitalization of $10 million.

NASD Regulation, Inc. (NASD)
A self-regulating organization, consisting of brokerage firms (including distributors of mutual funds), that is responsible for overseeing the actions of its members.

Net asset value (NAV)
The daily dollar value of one mutual fund share. Equal to a fund's net assets divided by the number of shares outstanding.

Preferred stock

Preferred stock has preference over common stock in the payment of dividends and liquidation of assets. Preferred stocks also often pay dividends at a fixed rate and are sometimes convertible into common stock.

Price-to-earnings ratio

A measure of a stock's value calculated by dividing the current market price of a share of stock by its annual earnings per share. A stock selling for $100 per share with annual earnings per share of $5 has a P/E of 20.

Principal
Amount of money you invest (also called capital). Also refers to a bond's original face value, due to be repaid at maturity.

Prospectus
The official offering document that describes a mutual fund, containing information required by the SEC, such as investment objectives, policies, services and fees.

Redeem
To cash in your shares by selling them back to the mutual fund.

Risk
Generally defined as variability of value; also credit risk, inflation risk, currency and interest rate risk. Different investments involve different types and degrees of risk.


S&P 500 Composite Stock Index
The Standard & Poor's 500 Composite Stock Index; an unmanaged index of 500 widely held common stocks that is often used to represent performance of the U.S. stock market.

SEC (Securities and Exchange Commission)
Federal agency established by Congress to administer the laws governing the securities industry, including mutual fund companies.

Share classes
Different classifications of shares; mutual fund share classes offer a variety of sales charge choices.

Signature guarantee
Certification by a bank, brokerage firm or other financial institution that a customer's signature is valid; signature guarantees can be provided by members of the STAMP program.

Standard deviation
A measure of an investment's volatility; for mutual funds, measures how much a fund's total return varies from its historical average.


Statement of Additional Information (SAI)
The document serving as "Part B" of a fund's prospectus that provides more detailed information about the fund's organization, investments, policies and risks.

Stock
An investment that represents a share of ownership (equity) in a corporation. Stocks are often referred to as "equities."


Total return
An investment performance measurement, expressed as a percentage, based on the combined earnings from dividends, capital gains and change in price over a given period.

Volatility
The tendency of an investment to go up or down in value by different magnitudes. Investments that generally go up or down in value in relatively small amounts are considered "low volatility" investments, whereas those investments that generally go up or down in value in relatively large amounts are considered "high volatility" investments.

Delaware Diversified Growth Fund

Additional information about the Fund's investments will be available in the Fund's annual and semi-annual reports to shareholders. In the Fund's shareholder reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the report period. You can find more detailed information about the Fund in the current Statement of Additional Information, which we have filed electronically with the Securities and Exchange Commission (SEC) and which is legally a part of this Prospectus. If you want a free copy of the Statement of Additional Information, the annual or semi-annual report, or if you have any questions about investing in the Fund, you can write to us at 1818 Market Street, Philadelphia, PA 19103, or call toll-free 800.523.1918. You may also obtain additional information about the Fund from your financial adviser.


You can find reports and other information about the Fund on the SEC web site (http://www.sec.gov), or you can get copies of this information, after payment of a duplicating fee, by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-6009. Information about the Fund, including its Statement of Additional Information, can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. You can get information on the public reference room by calling the SEC at 1.800.SEC.0330.

Web site
www.delawareinvestments.com

E-mail
service@delinvest.com

Client Services Representative

800.510.4015

Delaphone Service

800.362.FUND (800.362.3863)

For convenient access to account information or current performance information on all Delaware Investments Funds seven days a week, 24 hours a day, use this Touch-Tone service.

Investment Company Act file number: 811-4413


-----------------------------------------------------------------------------
Diversified Growth Fund Symbols                          CUSIP
-----------------------------------------------------------------------------
Institutional Class                                      24610A406
-----------------------------------------------------------------------------


                                    DELAWARE
                                   INVESTMENTS
                              Philadelphia * London




P-002 [--] PP 12/99